MAINSTAY GROUP OF FUNDS

MainStay MacKay International Opportunities Fund

MainStay MacKay Common Stock Fund

MainStay MacKay Emerging Markets Equity Fund

MainStay MacKay U.S. Equity Opportunities Fund

MainStay MacKay Growth Fund

MainStay Balanced Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 18, 2018 (“Supplement”) to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated February 28, 2018, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus, Summary Prospectus and SAI.

Effective immediately, the following changes will take place:

1.	Andrew Ver Planck will no longer serve as a portfolio manager of the Funds. All references to Mr. Ver Planck are deleted in their entirety.

2.	For MainStay MacKay Common Stock Fund and MainStay MacKay U.S. Equity Opportunities Fund, Migene Kim and Mona Patni will continue to serve as portfolio managers.

3.	For MainStay MacKay Growth Fund and MainStay Balanced Fund, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to each Fund is revised to add the following to the existing portfolio management team:

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Mona Patni, Director	December 2018

4.	For MainStay MacKay Emerging Markets Equity Fund and MainStay MacKay International Opportunities Fund, the table in the section entitled “Management” of the Summary Prospectus and Prospectus with respect to each Fund is revised to add the following to the existing portfolio management team:

Subadvisor	Portfolio Managers	Fund Service Date
MacKay Shields LLC	Rui Tang, Director	December 2018

5.	In the section of the Prospectus entitled “Know With Whom You Are Investing,” the subsection entitled “Portfolio Manager Biographies” is amended to reflect the above appointments for Ms. Patni and to include the following for Mr. Tang:

Rui Tang, CFA Mr. Tang is a Director on the Systematic Equity investment team of MacKay Shields. Mr. Tang joined MacKay Shields, including predecessor entities, in 2017. Previously, he spent five years as a Portfolio Manager at Acadian Asset Management where he was responsible for investment research, strategy development, and portfolio construction for the firm’s global market neutral equity funds. Mr. Tang started his career at Goldman Sachs as a Securities Analyst, where he investigated market mechanisms and developed pricing algorithms for derivatives. Mr. Tang graduated cum laude in 2007 from Harvard University with a dual BA in Economics and MA in Statistics. Mr. Tang is also a CFA charterholder. He has been working in the investment industry since 2007.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.